Exhibit 99.11

Loan Number	Data Field	Tape Data	IB Review Value	Discrepancy Comments
6000032451	Total Debt To Income Ratio	52.0	54.03	The qualifying principal and interest payment for an interest only loan was not calculated correctly. For review, PITI used was based on the principal balance over the term of 30 years (after interest only period); lender calculated it over 40 years. This results in a higher DTI. CRED 0004 exception set. Override to EV2 for purchaser-acknowledged exception.
6000032459	Property Type	Townhouse	PUD - Attached	Property type is a PUD attached per the Appraisal.
6000032408	Original Note Balance	581000.0	579500.0	Review value is per Note. Source of tape is unknown.
6000032408	Original Loan to Value	0.6827	0.6810	The variance appears to be due to the tape value LTV using the Tape value Note Balance (this loan amount would have an LTV of 68.27%); however LTV based on the final Note and the purchase price is 68.10%.
6000032408	Original Combined Loan to Value	0.6827	0.6810	The variance appears to be due to the tape value CLTV using the Tape value Note Balance (this loan amount would have an CLTV of 68.27%); however LTV based on the final Note and the purchase price is 68.10%.
6000032408	Total Debt To Income Ratio	31.13	43.37	Per the lender's UW transmittal, Loan Submission form, and ATR worksheet the DTI is 44.156. Source of tape is unknown.
6000032412	Total Debt To Income Ratio	43.00	38.61	Tape value of 43% source unknown. Review value of 38.61% is lower than 1008 value of 40.12%. Source of 40.12% unknown; manual calculation from figures on 1008 results in 38.69%
6000032418	Total Debt To Income Ratio	38.11	41.49	Approved DTI 42.60%. Review DTI 41.49%. Source of tape is unknown.
6000032418	Representative Credit Score	685.0	688.0	B1 mid score 688. B2 mid score 728. Source of tape is unknown.